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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 1997
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                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-27314                   11-2994671
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State or Other Jurisdiction           Commission                (IRS Employer
      of Incorporation                File Number            Identification No.)


  565 Taxter Road, Elmsford, New York                            10523-5200
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(Address of Principal Executive Offices)                          Zip Code


       Registrant's telephone number, including area code: (914) 592-6677
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                         ------------------------------
                         Former name or former address,
                          if changed since last report






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Item 5. Other Events

       On April 28, 1997, Cityscape Financial Corp. issued a press release announcing that it is offering in a private placement $300 million in aggregate principal amount of its Senior Notes due 2004. A copy of this press release, dated April 28, 1997, has been filed with this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

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Item 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                99.1    Press Release, dated April 28, 1997
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CITYSCAPE FINANCIAL CORP.
                                               (Registrant)


                                          By: /s/ Robert C. Patent
                                             ----------------------------------
                                          Name:  Robert C. Patent
                                          Title: Executive Vice President

Dated: April 30, 1997
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                               INDEX TO EXHIBITS

Exhibits        Description                                     Page
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99.1            Press Release, dated April 24, 1997